Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
Investor Presentation
September 8, 2011

Investment Summary
 ▪ Significant long-term organic growth opportunities in Aerospace and Industrial Distribution
 ▪ High margin Aerospace business anchored by market leading position in specialty bearings
 ▪ Defense platforms in Aerospace provide solid revenue visibility
 ▪ Industrial Distribution business achieving good organic growth and gaining scale via recent acquisitions
 ▪ Investing in new product development, new product applications, acquisitions and technology for long-term growth
 ▪ Strong balance sheet to drive growth and strategic initiatives
 ▪ New, experienced management team

Distribution
63%
Aerospace
37%
2010 Sales
▪ Kaman Corporation is a diversified company that conducts
 business in the aerospace and industrial distribution markets
▪ The Company has two segments
 – Industrial Distribution
 • Third largest distributor in the power transmission / motion control market
 • Distributes over four million SKUs to over 50K customers
   via 227 branches
 – Aerospace
 • Manufacturer and subcontractor in the global commercial
 and military aerospace and defense market
 • Diverse customer base of government divisions and blue
 chip customers
▪ Publicly listed on NASDAQ with a market capitalization of
 $873 million as of September 2, 2011
▪ 2010 Sales $1.3 billion; 4,300 Employees
Corporate Overview
(1) Operating profit after depreciation and before interest and corporate charges
Distribution
31%
Aerospace
69%
2010 Segment
Operating Income (1)

	H1 2010	H1 2011	Change
Sales	$ 594	$ 763	+ 28.5%
Earnings per share	$ 0.30	$ 0.95(1)	+ 216.7%
Free cash flow	$ 5.4	$ (6.4)	- 218.5%
Market capitalization	$ 572	$ 955	+ 67.0%
Price per share	$ 22.07	$ 36.36	+ 64.7%
(In millions except per share amounts)
(1) Adjusted - excludes $2.4 million pretax ($0.07 per share, net of tax) gain associated with the death of a former executive
Key Metrics

AEROSPACE
2010 Sales $487 Million

Aerospace
OBJECTIVE:
 ▪ $1 billion in sales - margin in the “high teens” by 2014
STRATEGY:
 ▪ DEPTH - Size/financial strength to address larger, integrated work packages from primes/OEM’s and Tier 1’s
 ▪ DIVERSITY - More balanced portfolio through increased commercial content
 ▪ DIFFERENTIATION - Continue to move from build-to-print to design-
 and-build for higher margins and more defensible positions

Aerospace Business Drivers
 ▪ Continued outsourcing trend by OEMs and Super Tier 1s to increase flexibility and lower costs
 ▪ High margin specialty bearing and aerostructure businesses positioned to capitalize from significant ramp in commercial build rates at Boeing and Airbus
 ▪ Defense platforms provide exposure to key vertical lift and reset programs
 ▪ Legacy prime contractor capabilities provide attractive outsourcing alternatives to today’s helicopter and fixed wing aircraft OEMs

Aerospace Sales
Business/
Regional
3%
Defense
72%
Commercial
25%
Based on 2010 Sales

Fixed trailing edge
Fuel tank access doors
Top covers
Red denotes bearing products
Nose landing gear
Rudder
Main landing gear
Flaps
Horizontal stabilizer
Door assemblies
Engine/thrust reverser
Aircraft Programs/Capabilities
Flight controls
Doors

Manufacture of cockpit
Blade erosion coating
Manufacture and assembly
of tail rotor pylon
Manufacture, sub assembly
and joining of fuselage
Blade manufacture,
repair and overhaul
Driveline couplings
Bushings
Flight control bearings
Aircraft Programs/Capabilities
Red denotes bearing products

 ▪ Teamed with Lockheed Martin to
 develop an unmanned military version
 of the Kaman K-MAX commercial
 helicopter
 ▪ Lockheed Martin / Kaman team working
 under a $45.8 million contract for the
 evaluation of unmanned aircraft
 systems by the USMC
 - Two aircraft delivered under this
 program to the U.S. military
 - Successfully completed a five-day
 Quick Reaction Assessment (QRA)
 in August 2011

 ▪ Lockheed Martin awarded $47 million
 Army contract for unmanned K-MAX
 development
Unmanned K-MAX®

Aerospace - Budget Impact on Defense
Programs
 ▪ Backlog is comprised largely of programs that are unaffected by the proposed budget cuts
 – UH-60 BLACK HAWK Program - stable demand
 – Joint Programmable Fuze - backlog into 2013, foreign demand
 – Joint Strike Fighter - new business
 – A-10 - reset, new business
 – AH-1Z - new business
 ▪ C-17 has a firm backlog into 2013
 ▪ Canceled programs had minimal overall impact to the company
 – Nuclear ballistic missile defense
 – Naval surface ships
 – F-22
 – Future Combat System

	Projected Deliveries
	2011	2014	% Increase
Boeing 777	75	100	+ 33%
Boeing 747	15	24	+ 60%
Boeing 737	376	484	+ 29%
Boeing 787	11	117	+ 964%
Airbus A320	409	454	+ 11%
Airbus A380	24	28	+ 17%
Airbus A350	0	21	-
Source: Jefferies Estimates
Positioned to Benefit from Ramp in
Commercial Production

Other Growth Programs
 ▪ A-10 re-wing
 ▪ F-35 (Joint Strike Fighter)
 ▪ Bell Helicopter
 – AH-1Z
 – Commercial
 ▪ Learjet 85

Opportunities

- Unmanned K-MAX®
- SH-2G(I)
- Boeing tanker
- Boeing 737 MAX

INDUSTRIAL DISTRIBUTION
2010 Sales $832 Million

 ▪ Third largest industrial distribution firm serving $15 billion of the $23 billion power transmission / motion control market.

 ▪ 227 branches and 5 distribution centers
 ▪ Major product categories:
 – Bearings
 – Mechanical and electrical power transmission
 – Fluid Power
 – Motion control
 – Automation
 – Material handling
 ▪ Metrics:
 – $470,000 sales per employee (2010)
 – 2,000 employees (approximately one third outside sales)
 – 4.0 million SKUs
 – 50,000+ customers
Industrial Distribution Overview

Industrial Distribution
OBJECTIVE:
 ▪ $1.5 billion in sales - 7% operating profit margin by 2014
STRATEGY:
 ▪ SCALE/GROWTH - Broaden product offering organically and through acquisitions. Expand geographic footprint to enhance position in the national accounts market
 ▪ PRODUCTIVITY - Execute organizational realignment and implement multi-faceted technology investments
 ▪ PROFITABILITY - Recognize sales and cost synergies from the three acquisitions completed in 2010. Enhance margins through new higher margin product lines, a focus on pricing management and leverage increased purchasing scale

Kaman Branch
Kaman DC
Allied Bearing Supply (02/25/10)
Fawick de Mexico (04/2010)
Minarik Branch (05/2010)
Minarik Branch/Maps Center (05/2010)
Automation Technology (04/18/11)
Target Electronic Supply (09/02/11)
Hawaii
Puerto Rico

Executing Strategy and Building Network

 ▪ Strong organic growth
 – Q211 sales rose by 13.5% (8.6% organic) over the prior year period to a record
 $239 million
 – OEM markets continue strong growth
 – MRO markets are solid
 – Market strength across geographies, customers and end markets
 – Sales growth over prior year remains positive, July +6.9%, August +8.1%
 ▪ Acquisitions accelerating top line and building scale
 – Added geographic coverage, product line expansions, strong franchises
 – Acquisitions added $96.2 million in sales in 2010
 – Minarik and Allied acquisitions have been twice as accretive as expected
 – Acquired Target Electronic Supply 9/2/2011
Continued Solid Growth
Q211 Operating profit margin grew to 5.1%,
the ninth consecutive quarter of improvement

Industrial Distribution Opportunities
 ▪ Broaden product offering organically and through acquisition to win additional business from existing customers and gain market share
 ▪ Enhance margins through new higher margin product lines, a focus on pricing management and leverage from higher sales
 ▪ Recognize sales and cost synergies from the five acquisitions completed in 2010 and 2011
 ▪ Expand geographic footprint through additional acquisitions to enhance Kaman’s position in the competition for national accounts
 ▪ Improve productivity through technology investments to enhance return on sales

Kaman Investment Merits
 ▪ A Leading Market Position in Both Business Segments
 ▪ Continued Focus on Profit Optimization, Increasing Cash
 Flows and Strengthening Competitive Position
 ▪ Strong Liquidity and Conservative Financial Profile
 - Investment Grade Rating (BBB-/Stable)
 ▪ Disciplined and Focused Acquisition Strategy
 ▪ New, experienced Management Team

Q&A

Appendix

Acquisition of Target Electronic Supply, Inc.
 ▪ Acquired September 2, 2011, terms not disclosed
 ▪ Expected 2012 sales of $19 million
 ▪ A leader in the motion control systems market in New England with branches in MA, CT and NH
 ▪ Adds motion control systems capabilities complementing Kaman’s power transmission and Minarik’s automation offerings in New
 England
 ▪ Adds additional scale to drive cost efficiencies and increase leverage

Forward Looking Statement
This presentation contains forward-looking information relating to the Company's business and prospects, including the Aerospace and
Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the Company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) satisfactory conclusion to government inquiries or investigations regarding government programs; 5) domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; 6) risks associated with successful implementation and ramp up of significant new programs; 7) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; 8) management's success in increasing the volume of profitable work at the Wichita facility; 9) successful resale of the SH-2G(I)
aircraft, equipment and spare parts; 10) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 11) satisfactory resolution of (i) the Company’s litigation relating to the FMU-143 program and (ii) the Wichita subpoena matter; 12) continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; 13)
cost estimates associated with environmental remediation activities at the Bloomfield, Moosup and New Hartford, CT facilities and our U.K.
facilities; 14) profitable integration of acquired businesses into the Company's operations; 15) changes in supplier sales or vendor incentive policies; 16) the effects of price increases or decreases; 17) the effects of pension regulations, pension plan assumptions and future contributions; 18) future levels of indebtedness and capital expenditures; 19) continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; 20) the effects of currency exchange rates and foreign competition on future operations; 21) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; 22) future repurchases and/or issuances of common stock; and 23) other risks and uncertainties set forth in the Company's annual, quarterly and current reports, proxy statements and other filings with the SEC. Any forward-looking information provided in this presentation should be considered with these factors in mind. The Company assumes no obligation to update any forward-looking statements contained in this presentation.

Contact: Eric Remington
V.P., Investor Relations
(860) 243-6334
Eric.Remington@kaman.com